EXHIBIT 10.1










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                      SECURITIES PURCHASE AGREEMENT


                                  By and Among:


       Diamond I, Inc., a Delaware corporation, Diamond I Technologies, Inc., a Nevada corporation, NewMarket Technology, Inc., a Nevada corporation, and NewMarket Technology Acquisition Subsidiary, a Nevada corporation


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                                TABLE OF CONTENTS



Section                                                                 Page
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I.       DEFINITIONS                                                     1

II.      DISCLOSURES                                                     2

III.     PURCHASE AND SALE OF SECURITIES                                 2

IV.      THE CLOSING                                                     3

V.       FURTHER AGREEMENTS                                              3

VI.      REPRESENTATIONS OF DIAMOND                                      4

VII.     REPRESENTATIONS OF DIAMOND TECH                                 7

VIII.    REPRESENTATIONS OF NEW MARKET                                   9

IX.      REPRESENTATIONS OF ACQUISITION SUB                             12

X.       INDEMNIFICATION                                                14

XI.      CONDITIONS PRECEDENT TO OBLIGATIONS                            15

XII.     MISCELLANEOUS                                                  17



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                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement is made as of the 8th day of March, 2007,

                                  BY AND AMONG:

         DIAMOND I, INC., a Delaware corporation with an office located at 8733 Siegen Lane, Suite 309, Baton Rouge, Louisiana 70810 ("Diamond");

         DIAMOND I TECHNOLOGIES, INC., a Nevada corporation with an office located at 8733 Siegen Lane, Suite 309, Baton Rouge, Louisiana 70810 ("Diamond Tech");

         NEWMARKET TECHNOLOGY, INC., a Nevada corporation with an office located at 14860 Montfort Drive, Suite 210, Dallas Texas 75254 ("NewMarket"); and

         NEWMARKET TECHNOLOGY ACQUISITION SUBSIDIARY, a corporation to be formed under the laws of the State of Nevada and wholly owned by NewMarket Technology, Inc., and to have an office located at 14860 Montfort Drive, Suite 210, Dallas Texas 75254 ("Acquisition Sub").


                                    WHEREAS:


         A. NewMarket owns 100% of the presently issued and outstanding equity of Acquisition Sub; and


         B. NewMarket, through Acquisition Sub, desires to acquire voting control of Diamond; and

         C. The respective Boards of Directors of Diamond, Diamond Tech, NewMarket and Acquisition Sub deem it advisable and in the best interests of each such corporation that the transactions contemplated herein be consummated pursuant to the terms and conditions set forth in this Agreement;


WITNESSETH, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


I.   DEFINITIONS


     Whenever used in this Agreement, the following terms shall have the meanings set forth below, including the exhibit hereto or amendments hereof.


     (a)  "Acquisition   Sub"  shall  mean  NewMarket   Technology   Acquisition
Subsidiary, a Nevada corporation.

     (b) "Agreement" shall mean this Securities Purchase Agreement and all scheduled and exhibits hereto or amendments hereof.


     (c) "Closing" shall mean the completion, on the Closing Date, of the transactions contemplated by this Agreement.


     (d) "Closing Date" shall mean the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived, but, in any event, no later than June 7, 2007.

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                                          SECURITIES PURCHASE AGREEMENT | PAGE 1

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     (e) "Diamond" shall mean Diamond I, Inc., a Delaware corporation.

     (f) "Diamond Tech" shall mean Diamond I Technologies, Inc., a Nevada corporation.

     (g) "Knowledge of Diamond" or matters "known to Diamond" shall mean matters actually known to the Board of Directors or officers of Diamond, or which reasonably should be or should have been known by them upon reasonable investigation.


     (h) "Knowledge of Diamond Tech" or matters "known to Diamond Tech" shall mean matters actually known to the Board of Directors or officers of Diamond Tech, or which reasonably should be or should have been known by them upon reasonable investigation.


     (i) "Knowledge of Acquisition Sub" or matters "known to Acquisition Sub" shall mean matters actually known to the Board of Directors or officers of Acquisition Sub, or which reasonably should be or should have been known by them upon reasonable investigation.


     (j) "Knowledge of NewMarket" or matters "known to NewMarket" shall mean matters actually known to the Board of Directors or officers of NewMarket, or which reasonably should be or should have been known by them upon reasonable investigation.


     (k)   "NewMarket"   shall  mean  NewMarket   Technology,   Inc.,  a  Nevada
corporation.

     Any term used herein to which a special meaning has been ascribed shall be construed in accordance with either (1) the context in which such term is used, or (2) the definition provided for such term in the place in this Agreement at which such term is first used.

II.  DISCLOSURES

     NewMarket and Acquisition Sub, and each of them, hereby acknowledge that they have (a) received and reviewed copies of Diamond's periodic reports filed with the Securities and Exchange Commission and (b) had the opportunity to ask questions of, and receive answers from, the principals of Diamond and Diamond Tech regarding their respective business plans and otherwise investigate the matters contained therein. Specifically, NewMarket and Acquisition Sub, and each of them, understand that Diamond and Diamond Tech are in the development-stage, that they do not possess any working capital and that they are dependent upon the consummation this Agreement in order to pursue their respective business plans. Specifically, NewMarket and Acquisition Sub, and each of them, acknowledge that neither Diamond nor Diamond Tech may ever earn a profit.

     Diamond and Diamond Tech, and each of them, hereby acknowledge that they have (a) received and reviewed copies of NewMarket's periodic reports filed with the Securities and Exchange Commission and (b) had the opportunity to ask questions of, and receive answers from, the principals of NewMarket and Acquisition Sub regarding their business plans and otherwise investigate the matters contained therein.


III. PURCHASE AND SALE OF SECURITIES

     Diamond hereby sells to Acquisition Sub and Acquisition Sub hereby buys from Diamond 2,000,000 shares of the Series B Preferred Stock of Diamond, which shares shall have the rights and preferences set forth in Exhibit III attached hereto and made a part hereof, in consideration of the following:

     (a) the establishment of a line-of-credit (the "Diamond LOC") in favor of Diamond in the principal amount of $250,000.00; and


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                                          SECURITIES PURCHASE AGREEMENT | PAGE 2

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     (b) a promissory  note, in the form of Exhibit III(b) attached  hereto,  in the principal amount of $2,000,000.00 (the "Dividend Note"), payable to Diamond.


     Acquisition Sub shall deliver the consideration set forth above pursuant to the terms hereof.

     Diamond shall cause the 2,000,000 shares of its Series B Preferred Stock purchased and sold hereunder to be issued as provided hereunder and delivered at the Closing hereunder.


IV.  THE CLOSING

     The Closing of the transactions contemplated by this Agreement shall take place (a) at the offices of NewMarket at 2:00 p.m., local time, on the earlier of (i) June 7, 2007, or (ii) the third business day immediately following the date on which the last of the conditions set forth herein has been fulfilled or waived, or (b) at such other time and place and on such other date as the parties shall agree (the Closing Date).


V.   FURTHER AGREEMENTS

     (a) Beginning one year from the Closing Date, not less than bi-annually following the Closing hereunder, Diamond shall distribute, as a dividend to the shareholders of record of its common stock as of the Closing Date, all cash received by it pursuant to the Dividend Note, until such time as the Dividend Note shall have been paid in full.

     (b) Upon the mutual execution of this Agreement, NewMarket and/or Acquisition Sub shall deliver to Diamond $25,200.00 in cash, which amount shall be shall constitute the first advance on the Diamond LOC. It is further agreed by the parties that such funds shall be applied to the payment of accounting and legal fees associated with the preparation and filing of Diamond's Annual Report on Form 10-KSB for the year ended December 31, 2006.

     (c) Upon the mutual execution of this Agreement, and every 30 days thereafter and until August 2008, NewMarket and/or Acquisition Sub shall, pursuant to the Diamond LOC, deliver to Diamond the sum of $5,200.00 in cash. It is further agreed by the parties that such funds shall be applied to the payment of employee and office-related expenses of Diamond.

     (d) Prior to the Closing, Diamond shall have assigned to Diamond Tech all gaming-related assets, including goodwill, and liabilities associated therewith.

     (e) Within one year of the Closing Date, NewMarket, Acquisition Sub and Diamond Tech shall cause 100% of the then-outstanding shares of common stock of Diamond Tech to be distributed to the shareholders of record of Diamond common stock, as a property dividend, as of the Closing Date, pursuant to an effective registration statement on file with the Securities Exchange Commission; it being expressly agreed that there shall be only common stock of Diamond Tech outstanding. NewMarket, Acquisition Sub and Diamond Tech agree that they shall use commercially reasonable efforts to complete the distribution of the Diamond Tech common stock prior to such one-year anniversary.

     (f) Prior to or at the Closing, NewMarket shall have executed an employment agreement with David Loflin (the "DL Employment Agreement"), the terms and conditions of which shall be negotiated in good faith by Mr. Loflin and NewMarket.

     (g) Prior to the Closing, the parties shall have negotiated in good faith a $1,000,000 investment commitment on behalf of and for the benefit of Diamond, which investment funds are to be applied to the then-business operations of Diamond.


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                                          SECURITIES PURCHASE AGREEMENT | PAGE 3

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     (h) Prior to the Closing, the parties shall have negotiated in good faith a
$750,000 investment commitment on behalf of and for the benefit of Diamond Tech, which investment funds are to be applied to the then-business operations of Diamond.

     (i) From the date hereof to the Closing Date, Diamond and Diamond Tech, and each of them, shall, and shall cause their respective affiliates, officers, directors, employees, auditors and agents to afford the officers, employees and agents of NewMarket and Acquisition Sub complete access at all reasonable times to its officers, employees, agents, properties, offices, plants and other facilities and to all books and records, and shall furnish NewMarket and Acquisition Sub with all financial, operating and other data and information as NewMarket and Acquisition Sub, through their respective officers, employees or agents, may reasonably request.

     (j) From the date hereof to the Closing Date, NewMarket and Acquisition Sub, and each of them, shall, and shall cause their respective affiliates, officers, directors, employees, auditors and agents to afford the officers, employees and agents of Diamond and Diamond Tech complete access at all reasonable times to its officers, employees, agents, properties, offices, plants and other facilities and to all books and records, and shall furnish Diamond and Diamond Tech with all financial, operating and other data and information as Diamond and Diamond Tech, through their respective officers, employees or agents, may reasonably request.

     (k) In the event of the termination of this Agreement, NewMarket and Acquisition Sub shall, and shall cause, their respective affiliates, officers, directors, employees and agents to (i) return promptly every document furnished to them by Diamond and Diamond Tech in connection with the transactions contemplated hereby and any copies thereof, and (ii) shall cause others to whom such documents may have been furnished promptly to return such documents and any copies thereof any of them may have made. In the event of the termination of this Agreement, Diamond and Diamond Tech shall, and shall cause, their respective affiliates, officers, directors, employees and agents to (x) return promptly every document furnished to them by NewMarket and Acquisition Sub in connection with the transactions contemplated hereby and any copies thereof, and
(y) shall cause others to whom such documents may have been furnished promptly to return such documents and any copies thereof any of them may have made.

     (l)  No   investigation   pursuant  to  this  Agreement  shall  affect  any
representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

     (m) Upon the terms and subject to the conditions hereof, each of the parties hereto shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

     (n) No party shall issue a press release or otherwise make any public statements with respect to the transactions contemplated herein, without the prior consent of the other parties; provided, however, that NewM arket and Diamond may, without the prior consent of the other, issue a press release or otherwise make public statements with respect to the transactions contemplated herein, should such press release or public statements be deemed, in good faith, necessary by either of such parties to assure its compliance with applicable securities laws.


VI.  REPRESENTATIONS OF DIAMOND

     Diamond hereby represents and warrants to NewMarket and Acquisition Sub that:

     (a) Organization, Qualification and Subsidiaries. Diamond is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority and is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted, and is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such


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                                          SECURITIES PURCHASE AGREEMENT | PAGE 4

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qualification  necessary.  Diamond has not  received  any notice of  proceedings relating to the revocation or modification of any such franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals
or  orders.   Diamond  has  three   subsidiary   corporations:   (i)  Diamond  I
Technologies, Inc., a Nevada corporation; (ii) Touchdev Limited, a U.K. corporation; and (iii) AirRover Networks, Inc., a Maryland corporation.

     (b)  Certificate of  Incorportion  and Bylaws.  Diamond shall  furnish,  as
Schedule VI(b) attached hereto and made a part hereof, to NewMarket and Acquisition Sub a complete and correct copy of its Certificate of Incorporation and Bylaws, each as amended to date. Such Certificate of Incorporation and Bylaws are in full force and effect.

     (c) Capitalization. The authorized capital stock of Diamond consists of 700,000,000 shares of common stock, $.001 par value per share, and 50,000,000 shares of preferred stock, $.001 par value per share. As of the date hereof, approximately 305,000,000 shares of common stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable. As of the date hereof, 500,000 shares of Diamond's Series A preferred stock are issued and outstanding. No shares of Diamond's common stock or preferred stock are held in the treasury of Diamond or by the subsidiary of Diamond. Each of the outstanding shares of capital stock of Diamond's subsidiaries is duly authorized, validly issued, fully paid and non-assessable and such shares owned by Diamond are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations on Diamond's voting rights, charges or other encumbrances of any nature whatsoever.

     (d) Options, etc. Except as set forth in Schedule VI(d) attached hereto and made a part hereof, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Diamond. There are no outstanding contractual obligations of Diamond to repurchase, redeem or otherwise acquire any shares of the capital stock of Diamond.

     (e) Rights and Preferences of Series B Preferred Stock. The shares of Series B Preferred Stock of Diamond to be issued and delivered hereunder shall have the rights and preferences set forth in Exhibit III attached hereto and made a part hereof.

     (f) Issuance of the Series B Preferred Stock. The shares of Series B Preferred Stock of Diamond, when issued and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, and will be free and clear of any liens or encumbrances and, to the knowledge of Diamond, will be issued in compliance with applicable state and federal laws.

     (g) No Conflict; Required Filings and Consents.

          (i) The execution and delivery of this Agreement by Diamond do not, and the performance of this Agreement by Diamond shall not, (A) conflict with or violate the Certificate of Incorporation or Bylaws of Diamond, (B) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Diamond or by which any of its properties are bound or affected, or (C) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the respective properties or assets of Diamond pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Diamond is a party or by which Diamond or its properties are bound or affected.

          (ii) The execution and delivery of this Agreement by Diamond does not, and the performance of this Agreement shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign.


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                                          SECURITIES PURCHASE AGREEMENT | PAGE 5

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     (h) Compliance. Diamond is not in conflict with, or in default or violation of, (i) its Certificate of Incorporation or Bylaws, (ii) any law, rule, regulation, order, judgment or decree applicable to Diamond or by which its properties are bound or affected, including, without limitation, health and
safety,   environmental  and  civil  rights  laws  and  regulations  and  zoning ordinances and building codes, or (iii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, easement, consent, order or other instrument or obligation to which Diamond is a party or by which Diamond or its properties are bound or affected.

     (i) Absence of Certain Changes or Events. Since September 30, 2006, except as contemplated by this Agreement, Diamond has conducted its business only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been any adverse change in the business or prospects of Diamond or any declaration, setting aside or payment of any dividends or distributions in respect of ownership of the common stock of Diamond or any redemption, purchase or other acquisition of any of the capital stock of Diamond.

     (j) Absence of Litigation. Except as disclosed in Schedule VI(j) attached hereto and made a part hereof, there are no claims, actions, proceedings or investigations pending or threatened against Diamond, or any properties or rights of Diamond, before any court, arbitrator, or administrative, governmental or regulatory authority or body. As of the date hereof, neither Diamond nor its properties is subject to any order, writ, judgment, injunction, decree, determination or award.

     (k) Labor Matters. Except as set forth in the Schedule VI(k) attached hereto and made a part hereof, (a) there are no controversies pending or threatened, between Diamond and any of its employees; and (b) Diamond is not a party to any collective bargaining agreement or other labor union contract.

     (l) Contracts. Schedule VI(l) attached hereto and made a part hereof lists or describes all contracts, authorizations, approvals or arrangements to which Diamond is a party, or by which it is bound, as of the date hereof, and which
(i) obligates or may obligate Diamond to pay more than $500; or (ii) are financing documents, loan agreements or agreements providing for the guarantee of the obligations of any party in each case involving an obligation in excess of $1,000.

     (m) Title to Property and Leases.

          (i) Each asset  owned or leased by Diamond is owned or leased free and
clear  of  any  mortgages,   pledges,   liens,  security  and  installment  sale
agreements, encumbrances, charges or other claims of third parties of any kind.

          (ii) All leases of real property leased for the use or benefit of Diamond to which it is a party, and all amendments and modifications thereof, are in full force and effect and have not been modified or amended and there exists no material default under the leases by Diamond, nor any event which, with the giving of notice or lapse of time, or both, would constitute a material default thereunder by Diamond.

          (iii) A  statement  describing  all assets of Diamond is  included  in
Schedule VI(m)(iii) attached hereto and made a part hereof.

     (n) Intellectual Property. Schedule VI(n) attached hereto and made a part hereof lists or describes every item of intellectual property of Diamond.

     (o) Insurance. Schedule VI(o) attached hereto and made a part hereof includes copies of every valid and currently effective insurance policies, including key-man insurance policies, issued in favor of Diamond.

     (p) Taxes. Diamond has not filed all federal and state tax returns and reports.


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                                          SECURITIES PURCHASE AGREEMENT | PAGE 6

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     (q) Brokers,  Finders,  and Agents.  Diamond  acknowledges  that no broker, finder or investment banker is, or will be, entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement.

     (r) Full Disclosure. No statement contained in any document, certificate or other writing furnished or to be furnished by Diamond to NewMarket and Acquisition Sub pursuant to the provisions of this Agreement contains or shall contain any untrue statement of a material fact or omits or shall omit to state any material fact necessary, in light of the circumstances under which it was or may be made, in order to make the statements herein or therein not misleading.

     (s) Corporate Authority. The execution and performance of this Agreement by Diamond has been approved by the Board of Directors of Diamond.

     (t) Representations Relating to the Promissory Notes. Diamond represents and warrants to NewMarket and Acquisition Sub that the Promissory Notes being acquired pursuant to this Agreement are being acquired for its own account and for investment and not with a view to the public resale or distribution of such securities and further acknowledges that the Promissory Notes being issued have not been registered under the Securities Act of 1933, as amended, or any state securities law and are "restricted securities", as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission, and must be held indefinitely, unless they are subsequently registered or an exemption from such registration is available.

     (u) Consent to Legend. Diamond consents to the placement of a legend restricting future transfer on the Dividend Note delivered hereunder, which legend shall be in the following, or similar, form:


          "THESE SECURITIES HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION, EXCEPT IN TRANSACTIONS EXEMPT FROM SUCH REGISTRATION."


VII. REPRESENTATIONS OF DIAMOND TECH

     Diamond Tech hereby represents and warrants to NewMarket and Acquisition Sub that:

     (a) Organization, Qualification and Subsidiaries. Diamond Tech is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite power and authority and is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted, and is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its actiVIIties makes such qualification necessary. Diamond Tech has not received any notice of proceedings relating to the revocation or modification of any such franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals or orders. Diamond Tech has no subsidiary corporation.

     (b) Articles of Incorporation  and Bylaws.  Diamond Tech shall furnish,  as
Schedule VII(b) attached hereto and made a part hereof, to NewMarket and Acquisition Sub a complete and correct copy of its Articles of Incorporation and Bylaws, each as amended to date. Such Articles of Incorporation and Bylaws are in full force and effect.

     (c) Capitalization. The authorized capital stock of Diamond Tech consists of 100,000,000 shares of common stock, $.0001 par value per share. As of the date hereof, 33,000,000 shares of common stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable. No shares of Diamond Tech's common stock are held in the treasury of Diamond Tech.


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                                          SECURITIES PURCHASE AGREEMENT | PAGE 7

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     (d) Options,  etc.  Except as set forth in Schedule  VII(d) attached hereto and made a part hereof, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Diamond Tech. There are no outstanding contractual obligations of Diamond Tech to repurchase, redeem or otherwise acquire any shares of the capital stock of Diamond Tech.

     (e) No Conflict; Required Filings and Consents.

          (i) The execution and delivery of this Agreement by Diamond Tech do not, and the performance of this Agreement by Diamond Tech shall not, (A) conflict with or violate the Certificate of Incorporation or Bylaws of Diamond Tech, (B) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Diamond Tech or by which any of its properties are bound or affected, or (C) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the respective properties or assets of Diamond Tech pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Diamond Tech is a party or by which Diamond Tech or its properties are bound or affected.

          (ii) The execution and delivery of this Agreement by Diamond Tech does not, and the performance of this Agreement shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign.

     (f) Compliance. Diamond Tech is not in conflict with, or in default or violation of, (i) its Articles of Incorporation or Bylaws, (ii) any law, rule, regulation, order, judgment or decree applicable to Diamond Tech or by which its properties are bound or affected, including, without limitation, health and safety, environmental and civil rights laws and regulations and zoning ordinances and building codes, or (iii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, easement, consent, order or other instrument or obligation to which Diamond Tech is a party or by which Diamond Tech or its properties are bound or affected.

     (g) Absence of Litigation. Except as disclosed in Schedule VII(g) attached hereto and made a part hereof, there are no claims, actions, proceedings or investigations pending or threatened against Diamond Tech, or any properties or rights of Diamond Tech, before any court, arbitrator, or administrative, governmental or regulatory authority or body. As of the date hereof, neither Diamond Tech nor its properties is subject to any order, writ, judgment, injunction, decree, determination or award.

     (h) Labor Matters. Except as set forth in the Schedule VII(h) attached hereto and made a part hereof, (i) there are no controversies pending or threatened, between Diamond Tech and any of its employees; and (ii) Diamond Tech is not a party to any collective bargaining agreement or other labor union contract.

     (i) Contracts. Schedule VII(i) attached hereto and made a part hereof lists or describes all contracts, authorizations, approvals or arrangements to which Diamond Tech is a party, or by which it is bound, as of the date hereof, and which (i) obligates or may obligate Diamond Tech to pay more than $500; or (ii) are financing documents, loan agreements or agreements providing for the guarantee of the obligations of any party in each case involving an obligation in excess of $1,000.

     (j) Title to Property and Leases.

          (i) Each asset owned or leased by Diamond Tech is owned or leased free and clear of any mortgages, pledges, liens, security and installment sale agreements, encumbrances, charges or other claims of third parties of any kind.


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                                          SECURITIES PURCHASE AGREEMENT | PAGE 8

          (ii) All leases of real property leased for the use or benefit of Diamond Tech to which it is a party, and all amendments and modifications thereof, are in full force and effect and have not been modified or amended and there exists no material default under the leases by Diamond Tech, nor any event which, with the giving of notice or lapse of time, or both, would constitute a material default thereunder by Diamond Tech.

          (iii) A statement describing all assets of Diamond Tech is included in
Schedule VII(j)(iii) attached hereto and made a part hereof.

     (k) Intellectual Property. Schedule VII(k) attached hereto and made a part hereof lists or describes every item of intellectual property of Diamond Tech.

     (l) Insurance. Schedule VII(l) attached hereto and made a part hereof includes copies of every valid and currently effective insurance policies, including key-man insurance policies, issued in favor of Diamond Tech.

     (m) Taxes. Diamond Tech has not filed all federal and state tax returns and reports.

     (n) Brokers, Finders, and Agents. Diamond Tech acknowledges that no broker, finder or investment banker is, or will be, entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement.

     (o) Full Disclosure. No statement contained in any document, certificate or other writing furnished or to be furnished by Diamond Tech to NewMarket and Acquisition Sub pursuant to the provisions of this Agreement contains or shall contain any untrue statement of a material fact or omits or shall omit to state any material fact necessary, in light of the circumstances under which it was or may be made, in order to make the statements herein or therein not misleading.

     (p) Corporate Authority. The execution and performance of this Agreement by Diamond Tech has been approved by the Board of Directors of Diamond Tech.

     (q) Representations Relating to the Promissory Notes. Diamond Tech represents and warrants to NewMarket and Acquisition Sub that the Promissory Note being acquired pursuant to this Agreement are being acquired for its own account and for investment and not with a view to the public resale or distribution of such securities and further acknowledges that the Promissory Note being issued has not been registered under the Securities Act of 1933, as amended, or any state securities law and are "restricted securities", as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission, and must be held indefinitely, unless they are subsequently registered or an exemption from such registration is available.



VIII. REPRESENTATIONS OF NEWMARKET


     NewMarket hereby represents and warrants to Diamond and Diamond Tech that:


     (a) Organization, Qualification and Subsidiaries. NewMarket is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite power and authority and is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted, and is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary. NewMarket has not received any notice of proceedings relating to the revocation or modification of any such franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals or orders.


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                                          SECURITIES PURCHASE AGREEMENT | PAGE 9

     (b) Articles of  Incorporation  and Bylaws.  NewMarket  shall  furnish,  as
Schedule VIII(b) attached hereto and made a part hereof, to NewMarket and Acquisition Sub a complete and correct copy of its Articles of Incorporation and Bylaws, each as amended to date. Such Articles of Incorporation and Bylaws are in full force and effect.

     (c) Capitalization. The authorized capital stock of NewMarket consists of 300,000,000 shares of common stock, $.001 par value per share, and 10,000,000 shares of preferred stock, $.001 par value per share. As of the date hereof, 183,866,820 shares of common stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable. As of the date hereof, the following shares of NewMarket's preferred stock are issued and outstanding: 100 shares of Series A, zero shares of Series B, 925 shares of Series C, zero shares of Series D, 267 shares of Series E, 1,800 shares of Series F, zero shares of Series G, 1,035 shares of Series H and 758 shares of Series I. No shares of NewMarket's common stock or preferred stock are held in the treasury of NewMarket or by the subsidiary of NewMarket. Each of the outstanding shares of capital stock of NewMarket's subsidiaries is duly authorized, validly issued, fully paid and non-assessable and such shares owned by NewMarket are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations on NewMarket's voting rights, charges or other encumbrances of any nature whatsoever.

     (d) Options, etc. Except as set forth in Schedule VIII(d) attached hereto and made a part hereof, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of NewMarket. There are no outstanding contractual obligations of NewMarket to repurchase, redeem or otherwise acquire any shares of the capital stock of NewMarket.

     (e) No Conflict; Required Filings and Consents.

          (i) The execution and delivery of this Agreement by NewMarket do not, and the performance of this Agreement by NewMarket shall not, (A) conflict with or violate the Certificate of Incorporation or Bylaws of NewMarket, (B) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to NewMarket or by which any of its properties are bound or affected, or (C) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the respective properties or assets of NewMarket pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which NewMarket is a party or by which NewMarket or its properties are bound or affected.

          (ii) The execution and delivery of this Agreement by NewMarket does not, and the performance of this Agreement shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign.

     (f) Compliance. NewMarket is not in conflict with, or in default or violation of, (ia) its Articles of Incorporation or Bylaws, (ii) any law, rule, regulation, order, judgment or decree applicable to NewMarket or by which its properties are bound or affected, including, without limitation, health and safety, environmental and civil rights laws and regulations and zoning ordinances and building codes, or (iii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, easement, consent, order or other instrument or obligation to which NewMarket is a party or by which NewMarket or its properties are bound or affected.

     (g) Absence of Certain Changes or Events. Since September 30, 2006, except as contemplated by this Agreement, NewMarket has conducted its business only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been any adverse change in the business or prospects of NewMarket or any declaration, setting aside or payment of any dividends or distributions in respect of ownership of the common stock of NewMarket or any redemption, purchase or other acquisition of any of the capital stock of NewMarket.


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                                         SECURITIES PURCHASE AGREEMENT | PAGE 10

     (h) Absence of Litigation. Except as disclosed in Schedule VIII(h) attached hereto and made a part hereof, there are no claims, actions, proceedings or investigations pending or threatened against NewMarket, or any properties or rights of NewMarket, before any court, arbitrator, or administrative, governmental or regulatory authority or body. As of the date hereof, neither NewMarket nor its properties is subject to any order, writ, judgment, injunction, decree, determination or award.

     (i) Labor Matters. Except as set forth in the Schedule VIII(i) attached hereto and made a part hereof, (i) there are no controversies pending or threatened, between NewMarket and any of its employees; and (ii) NewMarket is not a party to any collective bargaining agreement or other labor union contract.

     (j) Contracts. Schedule VIII(j) attached hereto and made a part hereof lists or describes all contracts, authorizations, approvals or arrangements to which NewMarket is a party, or by which it is bound, as of the date hereof, and which (i) obligates or may obligate NewMarket to pay more than $500; or (ii) are financing documents, loan agreements or agreements providing for the guarantee of the obligations of any party in each case involving an obligation in excess of $1,000.

     (k) Title to Property and Leases.

          (i) Each asset owned or leased by NewMarket is owned or leased free and clear of any mortgages, pledges, liens, security and installment sale agreements, encumbrances, charges or other claims of third parties of any kind.

          (ii) All leases of real property leased for the use or benefit of NewMarket to which it is a party, and all amendments and modifications thereof, are in full force and effect and have not been modified or amended and there exists no material default under the leases by NewMarket, nor any event which, with the giving of notice or lapse of time, or both, would constitute a material default thereunder by NewMarket.

          (iii) A statement  describing  all assets of  NewMarket is included in
Schedule VIII(k)(iii) attached hereto and made a part hereof.

     (l) Intellectual Property. Schedule VIII(l) attached hereto and made a part hereof lists or describes every item of intellectual property of NewMarket.

     (m) Insurance. Schedule VIII(m) attached hereto and made a part hereof includes copies of every valid and currently effective insurance policies, including key-man insurance policies, issued in favor of NewMarket.

     (n) Taxes. NewMarket has filed all federal and state tax returns and reports and does not owe any taxes to any taxing authority.

     (o) Brokers, Finders, and Agents. NewMarket acknowledgeds that no broker, finder or investment banker is, or will be, entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement.

     (p) Full Disclosure. No statement contained in any document, certificate or other writing furnished or to be furnished by NewMarket to NewMarket and Acquisition Sub pursuant to the provisions of this Agreement contains or shall contain any untrue statement of a material fact or omits or shall omit to state any material fact necessary, in light of the circumstances under which it was or may be made, in order to make the statements herein or therein not misleading.

     (q) Corporate Authority. The execution and performance of this Agreement by NewMarket has been approved by the Board of Directors of NewMarket.


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                                         SECURITIES PURCHASE AGREEMENT | PAGE 11

     (r) Representations Relating to the Promissory Notes. NewMarket represents and warrants to Diamond and Diamond Tech that the shares of Series B Preferred Stock being acquired pursuant to this Agreement are being acquired for its own account and for investment and not with a view to the public resale or distribution of such securities and further acknowledges that the shares of Series B Preferred Stock being issued have not been registered under the Securities Act of 1933, as amended, or any state securities law and are "restricted securities", as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission, and must be held indefinitely, unless they are subsequently registered or an exemption from such registration is available.

     (s) Consent to Legend. NewMarket consents to the placement of a legend restricting future transfer on the shares of Series B Preferred Stock delivered hereunder, which legend shall be in the following, or similar, form:


          "THESE SECURITIES HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION, EXCEPT IN TRANSACTIONS EXEMPT FROM SUCH REGISTRATION."


IX.  REPRESENTATIONS OF ACQUISITION SUB

     Acquisition Sub hereby represents and warrants to Diamond and Diamond Tech that:

     (a) Organization and Qualification. Acquisition Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite power and authority and is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted, and is duly qualified as a foreign entity to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary. Acquisition Sub has not received any notice of proceedings relating to the revocation or modification of any such franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals or orders.

     (b) Articles of Incorporation and Bylaws. Acquisition Sub shall furnish, as
Schedule IX(b) attached hereto and made a part hereof, to Acquisition Sub and Acquisition Sub a complete and correct copy of its Articles of Incorporation and Bylaws, each as amended to date. Such Articles of Incorporation and Bylaws are in full force and effect.

     (c)  Capitalization.  The  authorized  capital  stock  of  Acquisition  Sub consists of____________ shares of common stock, $.____ par value per share, and_____________shares of preferred stock, $.____ par value per share. As of the date hereof,_____________shares of common stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable. As of the date hereof, no shares of Acquisition Sub's preferred stock are issued and outstanding. No shares of Acquisition Sub's common stock or preferred stock are held in the treasury of Acquisition Sub or by the subsidiary of Acquisition Sub. Each of the outstanding shares of capital stock of Acquisition Sub's subsidiaries is duly authorized, validly issued, fully paid and non-assessable and such shares owned by Acquisition Sub are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations on Acquisition Sub's voting rights, charges or other encumbrances of any nature whatsoever.

     (d) Options, etc. Except as set forth in Schedule IX(d) attached hereto and made a part hereof, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Acquisition Sub. There are no outstanding contractual obligations of Acquisition Sub to repurchase, redeem or otherwise acquire any shares of the capital stock of Acquisition Sub.


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                                         SECURITIES PURCHASE AGREEMENT | PAGE 12

     (e) No Conflict; Required Filings and Consents.

          (i) The execution and delivery of this Agreement by Acquisition Sub do not, and the performance of this Agreement by Acquisition Sub shall not, (A) conflict with or violate the Certificate of Incorporation or Bylaws of Acquisition Sub, (B) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Acquisition Sub or by which any of its properties are bound or affected, or (C) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the respective properties or assets of Acquisition Sub pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Acquisition Sub is a party or by which Acquisition Sub or its properties are bound or affected.

          (ii) The execution and delivery of this Agreement by Acquisition Sub does not, and the performance of this Agreement shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign.

     (f) Compliance. Acquisition Sub is not in conflict with, or in default or violation of, (i) its Certificate of Incorporation or Bylaws, (ii) any law, rule, regulation, order, judgment or decree applicable to Acquisition Sub or by which its properties are bound or affected, including, without limitation, health and safety, environmental and civil rights laws and regulations and zoning ordinances and building codes, or (iii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, easement, consent, order or other instrument or obligation to which Acquisition Sub is a party or by which Acquisition Sub or its properties are bound or affected.

     (g) Absence of Certain Changes or Events. Since September 30, 2006, except as contemplated by this Agreement, Acquisition Sub has conducted its business only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been any adverse change in the business or prospects of Acquisition Sub or any declaration, setting aside or payment of any dividends or distributions in respect of ownership of the common stock of Acquisition Sub or any redemption, purchase or other acquisition of any of the capital stock of Acquisition Sub.

     (h) Absence of Litigation. Except as disclosed in Schedule IX(h) attached hereto and made a part hereof, there are no claims, actions, proceedings or investigations pending or threatened against Acquisition Sub, or any properties or rights of Acquisition Sub, before any court, arbitrator, or administrative, governmental or regulatory authority or body. As of the date hereof, neither Acquisition Sub nor its properties is subject to any order, writ, judgment, injunction, decree, determination or award.

     (i) Labor Matters. Except as set forth in the Schedule IX(i) attached hereto and made a part hereof, (i) there are no controversies pending or threatened, between Acquisition Sub and any of its employees; and (ii) Acquisition Sub is not a party to any collective bargaining agreement or other labor union contract.

     (j) Contracts. Schedule IX(j) attached hereto and made a part hereof lists or describes all contracts, authorizations, approvals or arrangements to which Acquisition Sub is a party, or by which it is bound, as of the date hereof, and which (i) obligates or may obligate Acquisition Sub to pay more than $500; or
(ii) are financing documents, loan agreements or agreements providing for the guarantee of the obligations of any party in each case involving an obligation in excess of $1,000.

     (k) Title to Property and Leases.

          (i) Each asset owned or leased by Acquisition Sub is owned or leased free and clear of any mortgages, pledges, liens, security and installment sale agreements, encumbrances, charges or other claims of third parties of any kind.


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                                         SECURITIES PURCHASE AGREEMENT | PAGE 13

          (ii) All leases of real property leased for the use or benefit of Acquisition Sub to which it is a party, and all amendments and modifications thereof, are in full force and effect and have not been modified or amended and there exists no material default under the leases by Acquisition Sub, nor any event which, with the giving of notice or lapse of time, or both, would constitute a material default thereunder by Acquisition Sub.

          (iii) A statement describing all assets of Acquisition Sub is included in Schedule IX(k)(iii) attached hereto and made a part hereof.

     (l) Intellectual Property. Schedule IX(l) attached hereto and made a part hereof lists or describes every item of intellectual property of Acquisition Sub.

     (m) Insurance. Schedule IX(m) attached hereto and made a part hereof includes copies of every valid and currently effective insurance policies, including key-man insurance policies, issued in favor of Acquisition Sub.

     (n) Taxes. Acquisition Sub has not filed all federal and state tax returns and reports.

     (o) Brokers, Finders, and Agents. Acquisition Sub acknowledgeds that no broker, finder or investment banker is, or will be, entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement.

     (p) Full Disclosure. No statement contained in any document, certificate or other writing furnished or to be furnished by Acquisition Sub to Acquisition Sub and Acquisition Sub pursuant to the provisions of this Agreement contains or shall contain any untrue statement of a material fact or omits or shall omit to state any material fact necessary, in light of the circumstances under which it was or may be made, in order to make the statements herein or therein not misleading.

     (q) Corporate Authority. The execution and performance of this Agreement by Acquisition Sub has been approved by the Board of Directors of Acquisition Sub.

     (r) Representations Relating to the Promissory Notes. Acquisition Sub represents and warrants to Diamond and Diamond Tech that the shares of Series B Preferred Stock being acquired pursuant to this Agreement are being acquired for its own account and for investment and not with a view to the public resale or distribution of such securities and further acknowledges that the shares of Series B Preferred Stock being issued have not been registered under the Securities Act of 1933, as amended, or any state securities law and are "restricted securities", as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission, and must be held indefinitely, unless they are subsequently registered or an exemption from such registration is available.

     (s) Consent to Legend. Acquisition Sub consents to the placement of a legend restricting future transfer on the shares of Series B Preferred Stock delivered hereunder, which legend shall be in the following, or similar, form:


          "THESE SECURITIES HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION, EXCEPT IN TRANSACTIONS EXEMPT FROM SUCH REGISTRATION."


X.   INDEMNIFICATION


     (a) General Indemnification Covenants - Diamond and Diamond Tech. Diamond and Diamond Tech, and each of them, shall indemnify, save and keep NewMarket and Acquisition Sub and their respective affiliates, agents, attorneys, successors and permitted assigns (collectively, the "NewMarket Indemnitees"), harmless against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses,


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                                         SECURITIES PURCHASE AGREEMENT | PAGE 14
including reasonable attorneys' fees, disbursements and expenses (collectively, the "Damages"), sustained or incurred by any of the NewMarket Indemnitees as a result of, arising out of or by virtue of any misrepresentation, breach of any warranty or representation or non-fulfillment of any agreement or covenant on the part of Diamond or Diamond Tech, whether contained in this Agreement or any exhibit or schedule hereto or any written statement or certificate furnished or to be furnished to NewMarket and Acquisition Sub pursuant hereto or in any closing document delivered by Diamond or Diamond Tech to NewMarket and Acquisition Sub in connection herewith.

     (b) General Indemnification Covenants - NewMarket and Acquisition Sub. NewMarket and Acquisition Sub, and each of them, shall indemnify, save and keep Diamond and Diamond Tech and their respective affiliates, agents, attorneys, successors and permitted assigns (collectively, the "Diamond Indemnitees"), harmless against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys' fees, disbursements and expenses (collectively, the "Damages"), sustained or incurred by any of the Diamond Indemnitees as a result of, arising out of or by virtue of any misrepresentation, breach of any warranty or representation or non-fulfillment of any agreement or covenant on the part of NewMarket or Acquisition Tech, whether contained in this Agreement or any exhibit or schedule hereto or any written statement or certificate furnished or to be furnished to Diamond and Diamond Tech pursuant hereto or in any closing document delivered by NewMarket or Acquisition Sub to Diamond and Diamond Tech in connection herewith.


XI.  CONDITIONS PRECEDENT TO OBLIGATIONS

     (a) Conditions to Obligation of Each Party to Effect the Closing. The respective obligations of each party to effect the Closing shall be subject to the fulfillment of all of the following conditions precedent at or prior to the
Closing:

          (i) Shareholder Approval. This Agreement shall have been approved and adopted by holders of a majority of the outstanding common stock of Diamond.

          (ii) No Order. No United States or state governmental authority or other agency or commission or United States or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the transactions contemplated herein illegal or otherwise prohibiting consummation of the transactions contemplated by this Agreement.

          (iii) No Challenge. There shall not be pending or threatened any action, proceeding or investigation before any court or administrative agency by any government agency or any other person challenging, or seeking material damages in connection with the transactions contemplated herein or otherwise materially adversely affecting the business, assets, prospects, financial condition or results of operations of Diamond or Diamond Tech.

     (b) Additional Conditions to Obligations of Diamond and Diamond Tech. The obligations of Diamond and Diamond Tech to effect the Closing are also subject to the fulfillment of all of the following conditions precedent at or prior to the Closing:

          (i) Representations and Warranties. The representations and warranties of NewMarket and Acquisition Sub, and each of them, contained in this Agreement shall be true and correct in all material respects on and as of the Closing, except for changes contemplated by this Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), with the same force and effect as if made on and as of the Closing, and Diamond and Diamond Tech shall have received a Certificate of President of each of NewMarket and Acquisition Sub which is to that effect, which certificates shall be in the forms of Exhibit XI(b)(i)-1 and Exhibit XI(b)(i)-2, respectively, attached hereto.


--------------------------------------------------------------------------------
                                         SECURITIES PURCHASE AGREEMENT | PAGE 15

          (ii) Agreements and Covenants. NewMarket and Acquisition Sub, and each of them, shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and Diamond and Diamond Tech shall have received a Certificate of President of each of NewMarket and Acquisition Sub which is to that effect, which certificates shall be in the forms of Exhibit XI(b)(ii)-1 and Exhibit XI(b)(ii)-2, respectively, attached hereto.

          (iii) Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by NewMarket and Acquisition Sub for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby shall have been obtained and made by NewMarket and Acquisition Sub, and each of them.

          (iv) DL Employment Agreement. NewMarket and Acquisition Sub shall have executed and delivered the DL Employment Agreement.

          (v) No Material Adverse Change. There shall have been no material adverse change in the condition, financial or otherwise, of NewMarket and Acquisition Sub.

     (c) Additional Conditions to Obligations of NewMarket and Acquisition Sub. The obligations of NewMarket and Acquisition Sub to effect the Closing are also subject to the fulfillment of all of the following conditions precedent at or prior to the Closing:

          (i) Representations and Warranties. The representations and warranties of Diamond and Diamond Tech, and each of them, contained in this Agreement shall be true and correct in all material respects on and as of the Closing, except for changes contemplated by this Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), with the same force and effect as if made on and as of the Closing, and NewMarket and Acquisition Sub shall have received a Certificate of President of each of Diamond and Diamond Tech which is to that effect, which certificates shall be in the forms of Exhibit XI(c)(i)-1 and Exhibit XI(c)(i)-2, respectively, attached hereto.

          (ii) Agreements and Covenants. Diamond and Diamond Tech, and each of them, shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and NewMarket and Acquisition Sub shall have received a Certificate of President of each of Diamond and Diamond Tech which is to that effect, which certificates shall be in the forms of
Exhibit XI(c)(ii)-1 and Exhibit XI(c)(ii)-2, respectively, attached hereto.

          (iii) Consents Obtained. All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by Diamond and Diamond Tech for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby shall have been obtained and made by Diamond and Diamond Tech, and each of them.

          (iv) DL Employment Agreement. David Loflin shall have executed and delivered the DL Employment Agreement.

          (v) Investment Commitment - Diamond. The parties shall have negotiated in good faith a $1,000,000 investment commitment on behalf of and for the benefit of Diamond.

          (vi) Investment Commitment - Diamond Tech. The parties shall have negotiated in good faith a $750,000 investment commitment on behalf of and for the benefit of Diamond Tech.

          (vii) No Material Adverse Change. There shall have been no material adverse change in the condition, financial or otherwise, of Diamond and Diamond Tech.


--------------------------------------------------------------------------------
                                         SECURITIES PURCHASE AGREEMENT | PAGE 16

XII. MISCELLANEOUS

     (a) Captions and Section Numbers. The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

     (b) Section References and Schedules. Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

     (c) Severability of Clauses. If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

     (d) Arbitration. The parties agree that any dispute arising out of this Agreement shall be submitted to arbitration with the American Arbitration Association at its Dallas, Texas, office. Such arbitration shall be governed by the Rules of Commercial Arbitration of the American Arbitration Association then in effect. Any award by the arbitrator or arbitrators shall be enforceable by any court of competent jurisdiction.

     (e) Notice. Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

     (f) Addresses for Service. The address for service of notice of each of the parties hereto is as follows:

          (i)   Diamond and Diamond Tech:

                8733 Siegen Lane, Suite 309,
                Baton Rouge, Louisiana 70810
                Attention: David Loflin
                Telephone:
                          ---------------------
                Facsimile:
                          ---------------------

          (ii)  NewMarket and Acquisition Sub:

                14860 Montfort Drive, Suite 210
                Dallas, Texas 75245
                Attention: Lisa Hargraves
                Telephone: (972) 386-3372
                Facsimile: (972) 386-8165


--------------------------------------------------------------------------------
                                         SECURITIES PURCHASE AGREEMENT | PAGE 17

                With a copy to:

                Sichenzia Ross Friedman Ference LLP
                1065 Avenue of the Americas
                New York, New York 10018
                Attn: Andrea Cataneo, Esq.
                Telephone: (212) 930-9700
                Faxsimile: (212) 930-9725

     (g) Change of Address. Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

     (h) Further Assurances. Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

     (i) Time of the Essence. Time is expressly declared to be the essence of this Agreement.

     (j) Entire Agreement. The provisions contained herein constitute the entire agreement among and between the parties respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among and between the parties with respect to the subject matter hereof.

     (k) Enurement. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

     (l) Assignment. This Agreement is not assignable without the prior written consent of the parties hereto.

     (m) Counterparts. This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.





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--------------------------------------------------------------------------------
                                         SECURITIES PURCHASE AGREEMENT | PAGE 18

     (n) Applicable Law. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws


     IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

                                DIAMOND I, INC.

                                By:
                                   ----------------------
                                Name:
                                     --------------------
                                Title:
                                      -------------------

                                DIAMOND I TECHNOLOGIES, INC.

                                By:
                                   ----------------------
                                Name:
                                     --------------------
                                Title:
                                      -------------------

                                NEWMARKET TECHNOLOGY, INC.


                                By:
                                   ----------------------
                                Name:
                                     --------------------
                                Title:
                                      -------------------

                                NEWMARKET TECHNOLOGY ACQUISITION SUBSIDIARY

                                By:
                                   ----------------------
                                Name:
                                     --------------------
                                Title:
                                      -------------------





--------------------------------------------------------------------------------
                                         SECURITIES PURCHASE AGREEMENT | PAGE 19

             CERTIFICATE OF DESIGNATION, VOTING POWERS, PREFERENCES
                 AND RIGHTS OF THE SERIES OF THE PREFERRED STOCK
                       OF DIAMOND I, INC. TO BE DESIGNATED
                           SERIES "B" PREFERRED STOCK

     Diamond I, Inc., a Delaware  corporation (the  "Corporation"),  pursuant to
Section 151 of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation, acting by unanimous written consent in lieu of a meeting, duly adopted the following resolutions creating a series of 2,000,000 shares of Preferred Stock of the par value of $.001 each to be designated "Series B Preferred Stock":

     "RESOLVED, that the Corporation be and it hereby is authorized to issue up to 2,000,000 shares of a series of shares of Preferred Stock, designated as Series "B", (the "Series B Preferred Stock"), and having the following characteristics:

     Section 1. Designation and Amount. The shares of such series shall have $.001 par value per share and shall be designated as Series B Preferred Stock (the "Series B Preferred Stock") and the number of shares constituting the Series B Preferred Stock shall be Two Million (2,000,000).

     Section 2. Rank. Except for the voting rights specifically granted herein which shall have priority over all other outstanding securities of the Corporation, the Series B Preferred Stock shall rank: (i) senior to any other class or series of outstanding Preferred Shares or series of capital stock of the Corporation; (ii) prior to all of the Corporation's Common Stock, $0.001 par value per share ("Common Stock"); (iii) prior to any class or series of capital stock of the Corporation hereafter created not specifically ranking by its terms senior to or on parity with any Series B Preferred Stock of whatever subdivision (collectively, with the Common Stock and the Existing Preferred Stock, "Junior Securities"); and (iv) on parity with any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Series B Preferred Stock ("Parity Securities") in each case as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").

     Section 3. Dividends. The Series B Preferred Stock shall bear no dividend and shall have no right to receive any portion of cash to be received by the Corporation under that certain promissory note described in Section 7(a) and distributed by the Corporation pursuant to that certain Securities Purchase Agreement (the "Purchase Agreement") dated March 8, 2007, by and among the Corporation, Diamond I Technologies, Inc., a Nevada corporation, NewMarket Technology, Inc., a Nevada corporation, and NewMarket Technology Acquisition Subsidiary, a Nevada corporation.

     Section 4. Liquidation Preference.

          (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the Holders of shares of Series B Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Corporation's Certificate of Incorporation or any certificate of designation, and prior in preference to any distribution to Junior Securities but in parity with any distribution to Parity Securities, an amount per share equal to $1.00 per share. If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the Holders of the Series B Preferred Stock and Parity Securities shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders of the Series B Preferred Stock and the Parity Securities, respectively, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the Holders of the Series B Preferred Stock and the Parity Securities, pro rata, based on the respective liquidation amounts to which each such series of stock is entitled by the Corporation's Certificate of Incorporation and any certificate(s) of designation relating thereto.

          (b) Upon the completion of the distribution required by subsection 4(a), if assets remain in the Corporation, they shall be distributed to holders of Junior Securities in accordance with the Corporation's Certificate of Incorporation including any duly adopted certificate(s) of designation.

     Section 5. Redemption by Corporation. The Corporation has no redemption right.

     Section 6. Voting Rights. The Record Holders of the Series B Preferred Shares shall have the right to vote on any matter with holders of common stock voting together as one (1) class. The Record Holders of the 2,000,000 Series B Preferred Shares shall have that number of votes (identical in every other respect to the voting rights of the holders of other Series of voting preferred shares and the holders of common stock entitled to vote at any Regular or Special Meeting of the Shareholders) equal to that number of common shares which is not less than 60% of the vote required to approve any action, which Delaware law provides may or must be approved by vote or consent of the holders of other series of voting preferred shares and the holders of common shares or the holders of other securities entitled to vote, if any.

     The Record Holders of the Series B Preferred Shares shall be entitled to the same notice of any Regular or Special Meeting of the Shareholders as may or shall be given to holders of any other series of preferred shares and the holders of common shares entitled to vote at such meetings. No corporate actions requiring majority shareholder approval or consent may be submitted to a vote of preferred and common shareholders which in any way precludes the Series B Preferred Stock from exercising its voting or consent rights as though it is or was a common shareholder.

     For purposes of determining a quorum for any Regular or Special Meeting of the Shareholders, the 2,000,000 Series B Preferred Shares shall be included and shall be deemed as the equivalent of 60% of all common shares represented at and entitled to vote at such meetings.

     For period of one year immediately following the issuance of the shares of the Series B Preferred Stock, the Record Holders of the Series B Preferred Stock shall be forbidden from effecting a reverse split of the outstanding shares of the Corporation's common stock, without the affirmative vote of not less than 66.67% of the then-outstanding shares of the Corporation's common stock.

     Section 7. Suspension of Voting Rights. If, at any time during which any shares of the Series B Preferred Stock are outstanding, any payment owing to the Corporation under the Dividend Note, as that term is defined in the Purchase Agreement, in favor of the Corporation shall not be current, the Series B Preferred Stock shall possess none of the voting rights otherwise granted herein.

     The Dividend Note referred to in the foregoing paragraph are described as follows: Promissory note, dated March 8, 2007, face amount $2,000,000.00, with NewMarket Technology Acquisition Subsidiary, a Nevada corporation, as maker, and Diamond I, Inc., a Delaware corporation, as payee.

     Section 8. Protective Provision. So long as shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by Delaware Law) of the Holders of at least seventy-five percent (75%) of the then outstanding shares of Series B Preferred Stock:

          (a) alter or change the rights, preferences or privileges of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock.

          (b) create any new class or series of stock having a preference over the Series B Preferred Stock with respect to Distributions (as defined in Section 2 above) or increase the size of the authorized number of Series B Preferred.

     In the event Holders of at least seventy-five percent (75%) of the then outstanding shares of Series B Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock, pursuant to subsection (a) above, so as to affect the Series B Preferred Stock, then the Corporation will deliver notice of such approved change to the Holders of the Series B Preferred Stock that did not agree to such alteration or change.

     Section 9. Preference Rights. Nothing contained herein shall be construed to prevent the Board of Directors of the Corporation from issuing one (1) or more series of Preferred Stock with dividend and/or liquidation preferences junior to the dividend and liquidation preferences of the Series B Preferred Stock.

     Section 10. General Provisions.

          (a) General Definition. Except as otherwise defined for purposes of particular sections hereinabove, the term "outstanding" when used with reference to shares of stock shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

          (b) Accounting Terms. All accounting terms used herein and not expressly defined herein shall have the meaning as given to them in accordance with generally accepted accounting principles.

          (c) Headings. The headings of the paragraphs, subparagraphs, clauses and subclauses hereof are for convenience of reference only and shall not define, limit or affect any of the provisions hereof."

     IN WITNESS WHEREOF,  said Diamond I, Inc. has caused this certificate to be
signed     by    its    duly     authorized     officers     this    ____    day
of____________, 2007.

                                            DIAMOND I, INC.
ATTEST:
                                            By:
                                               ---------------------------------
---------------------------------              David Loflin
Waddell D. Loflin                              President
Secretary

THESE SECURITIES HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION, EXCEPT IN TRANSACTIONS EXEMPT FROM SUCH REGISTRATION.

                                 PROMISSORY NOTE

$2,000,000.00                                                  ___________, 2007

     FOR VALUE RECEIVED, with reference being made hereby to that certain Securities Purchase Agreement, by and among Diamond I, Inc., a Delaware corporation ("Payee"), Diamond I Technologies, Inc., a Nevada corporation, NewMarket Technology, Inc., a Nevada corporation ("Guarantor"), and NewMarket Technology Acquisition Subsidiary, a Nevada corporation ("Maker"), dated as of March 8, 2007, the undersigned, Maker, promises, pursuant to the terms of this Promissory Note (the "Note"), to pay to Payee (Payee and any subsequent holders hereof are hereinafter referred to collectively as "Holder"), at 8733 Siegen Lane, Suite 309, Baton Rouge, LA 70810, or at such other place as Holder may designate to Maker in writing from time to time, the amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), together with interest thereon at the rate of eight percent (8%) per annum until paid, which shall be due and payable as follows:

     From the date of closing under the Purchase Agreement and continuing for a period of five years, Maker shall, on a quarterly basis, deliver to Holder equal payments of principal, plus all accrued and unpaid interest, until paid. In the event of default in payment in any amount due hereunder when due, Payee may declare this Note to be in default and all sums then unpaid shall be immediately due and payable.

     The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty.

     All payments due pursuant to this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Payee indicated above, or such other place as Holder shall designate in writing to Maker. If any payment on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any payment made pursuant to the foregoing shall not be deemed late for purposes of assessing interest pursuant to the preceding paragraph. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed.

     As used herein, the terms "Maker" and "Payee" shall be deemed to include their respective successors, legal representatives, and assigns, whether by voluntary action of the parties or by operation of law.

     In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all reasonable attorneys' fees and all court costs.

     This Note shall be the joint and several obligation of all Makers, endorsers, guarantors, and sureties, if any, as may exist now or hereafter in addition to Maker, and shall be binding upon them and their respective heirs, administrators, executors, legal representatives, successors, and assigns and shall inure to the benefit of Payee and its successors and assigns.

     Notwithstanding any provision to the contrary contained herein or in any other document, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Note or any other document which under applicable laws are or may be deemed to constitute interest ever exceed the maximum non-usurious interest rate permitted by applicable Texas or federal laws, whichever permit the higher rate. In this connection, Maker and Payee stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Note shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. Maker shall never be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, Holder shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws. All sums paid or agreed to be paid to Payee for the use, forbearance, or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of the applicable indebtedness. The provisions of this paragraph shall control all agreements, whether now or hereafter existing and whether written or oral, between Maker and Payee.

THIS PROMISSORY NOTE AND ALL OTHER WRITTEN AGREEMENTS EXECUTED IN CONNECTION HERE WITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                MAKER:


                                NEWMARKET TECHNOLOGY ACQUISITION SUBSIDIARY


                                By:
                                   ------------------------------
                                Name:
                                     ----------------------------
                                Title:
                                      ---------------------------



                                    GUARANTY

     FOR VALUE RECEIVED, the undersigned does hereby guarantee prompt and timely payment of all sums due on the above Note and agrees to remain fully bound until fully paid.


                                NEWMARKET TECHNOLOGY, INC.


                                By:
                                   ------------------------------
                                Name:
                                     ----------------------------
                                Title:
                                      ---------------------------